June 30, 2011

GRUBB &ELLIS AGA REALTY INCOME FUND
GRUBB &ELLIS AGA U.S. REALTY FUND
GRUBB &ELLIS AGA INTERNATIONAL REALTY FUND

Each series of Trust for Professional Managers

Supplement to Prospectus dated September 28, 2010

At a meeting held on June 20, 2011, the Board of Trustees of Trust for Professional Managers (the “Trust”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Grubb & Ellis AGA Realty Income Fund, the Grubb & Ellis AGA U.S. Realty Fund and the Grubb & Ellis AGA International Realty Fund (each, a “Fund,” and collectively the “Funds”).  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Funds into corresponding new series (the “Successor Funds”) of The Lazard Funds, Inc., an open-end registered investment management company.  A notice of special joint meeting of shareholders of the Funds and a proxy statement seeking shareholder approval of the Plan of Reorganization will be sent in the near future to the Funds’ shareholders of record as of the close of business on July 29, 2011.

If the Plan of Reorganization is approved at the special joint meeting of shareholders, shareholders of the Funds, upon the closing of the Reorganization, will receive shares of the Successor Funds having the same aggregate net asset value as the shares of the Funds they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Funds at the time of Reorganization.  The Reorganization is expected to be tax-free to the Funds and their shareholders.  If the Reorganization is approved at the special joint meeting of shareholders, Lazard Asset Management LLC will serve as the investment adviser to the Successor Funds following the Reorganization.  The current Fund portfolio managers are anticipated to become employees of Lazard Asset Management, LLC and will serve as the portfolio managers of the Successor Funds.

Please retain this Supplement with your Prospectus for future reference.